                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-48549,
333-03025, and 333-56035.




ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
March 26, 1999.